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                                                                   Exhibit 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                   -----------------------------------------

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated January 26, 1996 included in or incorporated by reference in Danaher Corporation's Form 10-K for the year ended December 31, 1995 and to all references to our Firm in this registration statement.

                                     /s/ Arthur Andersen LLP
                                     ---------------------------
                                         ARTHUR ANDERSEN LLP

April 26, 1996